                                                                  EXHIBIT (c)(6)

================================================================================
Presentation to



[LOGO OF NTT COMMUNICATIONS]



Regarding Project Chaser


May 5, 2000

The information contained in this presentation was obtained solely from NTT Communications and from other sources that Merrill Lynch believes to be reliable. Merrill Lynch used and relied upon such information in the preparation of this presentation and did not assume any responsibility for independently verifying such information. Merrill Lynch makes no representation or warranty with respect to the accuracy of such information. This presentation is prepared as of May 17, 2000 and reflects information made available to Merrill Lynch prior to such date and does not include information regarding all of the assessments.

THIS PRESENTATION WAS PREPARED SOLELY FOR THE USE AND BENEFIT OF NTT COMMUNICATIONS IN ITS EVALUATION OF THE OFFER AND THE MERGER AND MAY NOT BE USED FOR ANY OTHER PURPOSE. THIS PRESENTATION IS NOT DIRECTED TO VERIO OR THE STOCKHOLDERS OF VERIO AND DOES NOT REPRESENT A JUDGMENT AS TO THE FAIRNESS OF THE CONSIDERATION TO BE PAID BY NTT COMMUNICATIONS TO VERIO OR THE STOCKHOLDERS OF VERIO.

This presentation material is prepared for the confidential use of the board of directors of NTT Communications Corporation. This presentation material shall be kept confidential and shall not be disclosed to any third party.

The information contained in this presentation material is based on information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available. We have assumed and relied on the accuracy and completeness of all such information, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the target company. With respect to the financial forecast information and expected synergies furnished to or discussed with us by you or the target company, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of your or target company's management as to the expected future financial performance of the target company.

The information contained herein is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of the date of this presentation material. The information contained herein was based in part on market prices as of the close of business May 3, 2000.


[Merrill Lynch LOGO]

Table of Contents
--------------------------------------------------------------------------------


          1.  Executive Summary

          2.  Valuation of Chaser

          3.  Assessment of Synergies

          4.  Impact on Himawari

          5.  Assessment of Other Bidder





[Merrill Lynch LOGO]

--------------------------------------------------------------------------------

                               Executive Summary

--------------------------------------------------------------------------------

Executive Summary
--------------------------------------------------------------------------------
Summary Observations


 .  Provide updated valuation range for Chaser
   .  Market volatility increases uncertainty
   . Chaser transition to higher growth business model increases range of outcomes
   .  Extremely strong, well-received IQ results
   .  Web hosting companies have traded up recently


 .  Assess Synergies
   .  Value synergies
   .  Compare to synergies in other similar transactions


 .  Summarize impact on Himawari
   .  Significant transaction for Himawari
   .  Largest cash acquisition of IP services company


 .  Assess price other bidder can pay
   . Aspire recent stock price strength may improve its ability to bid aggressively


[Merrill Lynch LOGO]                                                           1

Executive Summary
================================================================================
Chaser:  Strengths and Concerns


 .  Leading web hosting company with critical mass in U.S.

 .  Successful track record transitioning to higher growth IP services

 .  Strong U.S. and international distribution

 .  Significant customer base

 .  Sophisticated, scaleable national platform for IP services

 .  Dominant presence in high growth SME market

 .  Deep and numerous strategic partnerships

 .  Significant shift in business model

 .  Traditional business (access) commoditizing

 .  Historically high customer churn

 .  Increased competition from integrated providers


[Merrill Lynch LOGO]                                                         2

--------------------------------------------------------------------------------

                              Valuation of Chaser

--------------------------------------------------------------------------------

Valuation of Chaser
--------------------------------------------------------------------------------
Summary Per Share Valuation


Equity Value per Share (3)

                                                     [BAR CHART]

 $80.00      $60.00          $65.00         $73.00        $81.00        $100.00          $45.00          $60.00
 $23.69      $27.00          $42.00         $45.00        $53.00         $55.00          $37.00          $45.00        $33.38
                                                                                                                     Current Price
--------------------------------------------------------------------------------------------------------------------   (5/3/00)
52 Week      Public          Sum of         DCF(1)         DCF(1)         Analyst       Acquisition       Premium
Trading    Comparables      Parts(1)         (No            (w/            Price        Comparables       Analysis
 Range                                    Synergies)     Synergies)       Targets


                                                                2001E Revenue         9.0x - 11.0x
                                                               Multiples based        2009E EBITDA         High and Low
                                                                  on Public         Terminal Multiple,    DCF values plus
                                              4.0x - 9.0x         Comparable          14.0% - 18.0%        Midpoint PV of
Methodology                   --             2001E Revenue         Companies               WACC             Synergies(2)
-----------------------------------------------------------------------------------------------------------------------------------
Implied Multiples:
  2000E Revenues (1)      5.8x - 20.2x        6.7x - 15.2x        10.4x - 16.5x        11.1x - 18.3x        13.1x - 20.3x
  2001E Revenues (1)      3.4x - 12.0x        4.0x - 9.0x          6.2x - 9.8x          6.6x - 10.9x         7.8x - 12.1x


                                                                    35% - 80%
                                                                    Premium to
                         Analyst Price         5.4x - 6.6x         Recent Market
Methodology                 Targets           2001E Revenue           Price
------------------------------------------------------------------------------------
Implied Multiples:
  2000E Revenues (1)      13.8x - 25.3x        9.1x - 11.1x        11.2x - 15.1x
  2001E Revenues (1)       8.2x - 15.0x        5.4x - 6.6x          6.7x - 9.0x

(1) Based on Himawari's Base Case estimates.

(2) Midpoint PV of synergies based on 7.0x EBITDA terminal multiple and 15%
    WACC.

(3) Fully diluted shares outstanding provided by Chaser. Adjusted to include an additional 3.5 million options to be issued prior to closing.

                                                                         A012255

Valuation of Chaser
--------------------------------------------------------------------------------
Summary Per Share Valuation - Pricing Matrix

Price per Share                   $45          $50          $55          $60          $65          $70
                               ---------    ---------    ---------    ---------    ---------    ---------
  % Premium
    Closing Price (5/3/00)         34.8%        49.8%        64.8%        79.8%        94.8%       109.7%
    1 Week Average                 34.7%        49.6%        64.6%        79.6%        94.5%       109.5%
    1 Month Average                38.9%        54.3%        69.8%        85.2%       100.6%       116.1%
Implied Equity Value (EV)       $4,795.0     $5,327.8     $5,860.6     $6,393.4     $6,926.2     $7,458.9
  Plus: Net Debt                  (124.6)      (124.6)      (124.6)      (124.6)      (124.6)      (124.6)
                               ---------    ---------    ---------    ---------    ---------    ---------
Implied Firm Value (FV)         $4,670.4     $5,203.2     $5,736.0     $6,268.8     $6,801.5     $7,334.3
  Firm Value
    2000E Revenue/(1)/              11.2x        12.5x        13.8x        15.1x        16.3x        17.6x
    2001E Revenue/(1)/               6.7x         7.4x         8.2x         8.9x         9.7x        10.5x

----------------------------
(1) Based on Himawari's Base Case.

[LOGO OF MERRILL LYNCH APPEARS HERE]------------------------------------------ 4

                                                                         A012255

Valuation of Chaser
--------------------------------------------------------------------------------
Summary Implied Per Share Valuation - Pricing Matrix

Offer Price per Share             $45          $50          $55          $60          $65          $70
Implied Price per Share           $42          $47          $51          $56          $60          $65
                               ---------    ---------    ---------    ---------    ---------    ---------
  % Premium
    Closing Price (5/3/00)         26.3%        40.0%        53.7%        67.4%        81.1%        94.9%
    1 Week Average                 26.1%        39.8%        53.5%        67.2%        80.9%        94.6%
    1 Month Average                30.1%        44.2%        58.4%        72.5%        86.6%       100.8%
Implied Equity Value (EV)       $4,490.6     $4,978.4     $5,466.3     $5,954.1     $6,442.0     $6,929.8
  Plus: Net Debt                  (124.6)      (124.6)      (124.6)      (124.6)      (124.6)      (124.6)
                               ---------    ---------    ---------    ---------    ---------    ---------
Implied Firm Value (FV)         $4,366.0     $4,853.8     $5,341.7     $5,829.5     $6,317.3     $6,805.2
  Firm Value/
    2000E Revenue/(1)/              10.5x        11.7x        12.8x        14.0x        15.2x        16.3x
    2001E Revenue/(1)/               6.2x         6.9x         7.6x         8.3x         9.0x         9.7x

----------------------------
(1) Based on Himawari's Base Case.

[LOGO OF MERRILL LYNCH APPEARS HERE]------------------------------------------ 5

Valuation of Chaser
================================================================================
Stock Price Performance vs. Peer Group and NASDAQ (5/3/99 - 5/3/00)

 .  Chaser had underperformed Peer Group and NASDAQ

   .  Over last 12 months

   .  More pronounced over last 3 months

   .  1Q earnings release and analyst commentary narrowed gap

                           [LINE GRAPH APPEARS HERE]

Data Index
  +66.4%

NASDAQ
  +46.2%

Chaser
  -4.1%

              ____Chaser      _____NASDAQ    ____Data Index/(1)/

-------------------------
(1) Data index includes Exodus, Digex, PSINet, Globix, Earthlink, Interliant and Digital Island.

Valuation of Chaser
--------------------------------------------------------------------------------
Stock Price Performance (1/1/00 - 5/3/00)


[LINE CHART APPEARS HERE]

Share Price

300%    1/31/00:                        2/9/00:
        Chaser announces plans to       Chaser teams with Oracle to
        accelerate web hosting and      deliver hosted database
        colocation services.            applications to SMEs.

250%                                                                               4/26/00:
                                                                                   Chaser announces 1Q
                                                                                   revenue of $81.1mm
                                                                                   (+11% seq.). Also,
                                                                                   announces strategic
200%                                                                               alliance with Gateway.




150%


                                                                                                                 Exodus -2.2%
100%                                                                                                             Digex -1.8%
                  3/1/00:                                           3/6/00:
                  Chaser announces 4Q revenue of $73.0mm            Chaser announces shared web hosting          Chaser -27.7%
                  and full-year revenue of $258.3mm (+114%          and e-commerce agreement with                Globix -30.0%
                  vs. 1998). Also, signs definitive agreement       Qwest.
50%               to invest $30mm for 39% of Agilera.com



0%

1/1/00    1/13/00    1/25/00    2/6/00    2/19/00    3/2/00    3/14/00    3/27/00    4/8/00    4/20/00    5/3/00

                                   ---------------------------------------------
                                   ----Chaser  ----Exodus  ----Digex  ----Globix
                                   ---------------------------------------------

Valuation of Chaser
--------------------------------------------------------------------------------
Chaser Trading History (5/3/99 - 5/3/00)

     . Approximately 85% of Chaser's stock has traded at less than $65 per share in last year

     .  Majority of stock traded in $24-$40 range in the last twelve months

     . Since 1Q earnings release, approximately 10.9 million shares have traded at an average price of $33.41

[BAR CHART APPEARS HERE]
Shares Traded (000's)                  Percent of Volume Which Traded Within Stock Price Range
     140,000
                                 32.4%
     120,000

     100,000
                     21.7%
      80,000

      60,000                                          14.8%
                                         10.8%
      40,000                                                                   9.7%
                                                                   7.3%
      20,000                                                                               3.3%

           0

                  $24-$32     $32-$40     $40-$48     $48-$56     $56-$64     $64-$72     $72-$80

[BAR CHART APPEARS HERE]
Cumulative Shares Traded               Percent of Volume Which Traded Below Stock Price
(000's)
     450,000
                                                                                          100.0%
     400,000                                                                   96.7%

     350,000                                                       87.0%

     300,000                                           79.7%

     250,000                               64.9%
                               54.2%
     200,000

     150,000

     100,000       21.7%

      50,000

           0

                  $32.00      $40.00      $48.00      $56.00      $64.00      $72.00      $80.00

---------------------------
Source:  FactSet Research.

Valuation of Chaser
================================================================================
Revenue Segmentation Overview
($ in Millions)

  =========================================================================
  . Chaser business/revenue stream has 6 identifiable components

  . Identifiable components within access and hosting are similar but closer to certain identified publicly traded companies
  =========================================================================

                                                                           1st Q2000
      1Q '00 Revenue Contribution        Revenue Segment                    Revenue        Public Comparables
  -----------------------------------  ----------------------------------  ----------   -----------------------------
                                                    Access
             [PIE CHART]                            ------
                                          [ ] Dial Up Access                 $ 5.9        Earthlink, PSINet

                                          [ ] Dedicated Access                25.8        PSINet, Digital Island,
                                                                                          DSL Providers
                                         Hosting and Enhanced Services
                                         -----------------------------
                                          [ ] Dedicated Hosting                5.5        Digex

                                          [ ] Collocation                      5.7        Exodus, Globix

                                          [ ] Shared Hosting and              26.3        NaviSite, Globix,
                                              e-Commerce Services                         Exodus, PSINet, Critical Path
                                          [ ] Telco Circuits/Other            11.9        PSINet, DSL Providers
                                                                             -----
                                                                             $81.1
                                                                             =====


[Merrill Lynch Logo]
                    ===========================================================================================================  9

Valuation of Chaser
================================================================================
Public Comparables/(1)/

[GRAPH APPEARS HERE]

1.9x   4.1x    6.0x    8.2x    8.5x    22.1x    25.6x    29.8x    32.0x

48.8%  40.3%  263.5%   61.1%   141.4%  342.5%   211.0%   133.2%   539.4%


[BAR GRAPH]

1.5x   3.2x    3.4x    4.7x    4.9x     9.4x    11.3x    13.4x    15.1x

25.7%  29.5%  76.1%    81.0%   68.4%   134.7%   126.2%   137.9%    97.4%

Implied Value for Chaser
------------------------
  4.0x - 9.0x 2000E Revenues/(4)/:  $16.80 - $36.33
  4.0x - 9.0x 2001E Revenues/(4)/:  $27.49 - $60.38

----------------------
(1)  Price as of 5/3/00.
(2)  Excludes Chaser.
(3)  Pro Forma Mindspring.
(4)  Based on Himawari's Base Case.

Valuation of Chaser
================================================================================
Sum-of-the-Parts

% Firm Value by Segment
-----------------------

[PIE CHART APPEARS HERE]

11.5%         42.4%     6.4%         0.8%            0.9%      18.3%    19.9%
Collocation  Hosting-  Telco    Dial-Up Access   Agilera.com  Access   Hosting-
             Shared   Circuits/                              Dedicated Dedicated
             Other

Firm Value by Segment ($ Millions)
----------------------------------

[GRAPH APPEARS HERE]

$910        $987         $569      $2,094   $319        $38       $45     $4,962

Dedicated  Hosting    Collocation  Hosting  Teleco     Dial-Up   Agilera.  Total
Access     Dedicated               Shared   Circuits             com       Firm
                                           Other                           Value


% Firm Value by Segment
-----------------------

[GRAPH APPEARS HERE]

14.4%         32.6%     4.6%        0.7%             0.8%      14.1%    32.8%
Collocation  Hosting-  Telco    Dial-Up Access   Agilera.com  Access   Hosting-
             Shared   Circuits/                              Dedicated Dedicated
                        Other

Firm Value by Segment ($ Millions)
----------------------------------

[GRAPH APPEARS HERE]

$790        $1,833       $804      $1,824   $253        $38       $45     $5,587

Dedicated  Hosting    Collocation  Housing  Teleco     Dial-Up   Agilera.  Total
Access     Dedicated               Shared   Circuits             com       Firm
                                           Other                           Value

----------------------
(1)  Based on Himawari's Base Case.

Valuation of Chaser
--------------------------------------------------------------------------------
Sum-of-the-Parts - 2000E Revenue Multiples

                                   Multiple Range     Enterprise Value                                   Trading Multiples
                          2000E    --------------     ----------------------            Public           -----------------
                       Revenue(1)   Low     High        Low        High       Midpoint  Comparables         Low    High
                       ----------  --------------     ----------------------  --------  -----------      -----------------
Internet Access
---------------
 Dedicated               $130.0    6.0x      8.0x      $780.0      $1,040.0    $910.0       PSINet        4.2x      4.4x
                                                                                        Digital Island    19.5x     26.0x
                                                                                         DSL Providers    17.2x     21.5x

 Dial-Up                  25.1     1.0x      2.0x        25.1        50.2       37.7       Earthlink      1.5x      2.3x
                                                                                            PSINet        4.2x      4.4x

Enhanced Services
-----------------
 Hosting - Shared         135.1    13.0x    18.0x      1,756.3     2,431.8    2,094.1      Navisite       28.4x     38.2x
                                                                                            Globix        7.4x      10.5x
                                                                                            Exodus        24.4x     26.6x
                                                                                         Critical Path    17.3x     24.5x
                                                                                            PSINet        4.2x      4.4x

 Hosting - Dedicated      47.0     18.0x    24.0x      846.0       1,128.0     987.0         Digex        22.4x     35.2x

 Collocation              33.5     15.0x    19.0x       502.5       636.5      569.5        Exodus        24.4x     26.6x
                                                                                            Globix        7.4x      10.5x

 Telco Circuits/Other     45.6      6.0x     8.0x       273.6       364.8      319.2        PSINet        4.2x      4.4x
                                                                                         DSL Providers    17.2x     21.5x

 Agilera.com (39%)      $30.0(2)    1.0x     2.0x        30.0        60.0       45.0
                                                      ---------   ---------    ---------
                                    Firm Value        $4,213.5    $5,711.3     $4,962.4
                                    Less: Net Debt     ($124.6)    ($124.6)     ($124.6)
                                                      ---------   ----------   ---------
                                    Equity Value      $4,338.1    $5,835.9     $5,087.0
                                    Shares Outst.       106.6       106.6        106.6
                                    Value per Share    $40.71      $54.77       $47.74
                                 ----------------------------------------------------------
                                 |  Implied Revenue Multiples                             |
                                 |  -------------------------                             |
                                 |  Internet Access     5.2x        7.0x         6.1x     |
                                 |  Enhanced Services  12.9x       17.5x        15.2x     |
                                 | Total               10.1x       13.7x        11.9x     |
                                 ----------------------------------------------------------
--------------------------------------------
(1) Based on Himawari's Base Case estimates.
(2) Total amount invested.

[Merrill Lynch Appears Here]------------------------------------------------- 12

Valuation of Chaser
--------------------------------------------------------------------------------
Sum-of-the-Parts - 2001E Revenue Multiples

                                   Multiple Range        Enterprise Value                                Trading Multiples
                          2001E    --------------     ----------------------            Public           -----------------   Value
                       Revenue(1)   Low     High        Low        High       Midpoint  Comparables         Low      High   Contrib.
                       ----------  --------------     ----------------------  --------  -----------      -----------------  --------
Internet Access
---------------
 Dedicated               $175.5    3.0x      6.0x      $526.5      $1,053.0    $789.8       PSINet      3.3x        3.4x     14.1%
                                                                                        Digital Island  8.3x       11.1x
                                                                                         DSL Providers  6.1x        7.6x

 Dial-Up                  25.1     1.0x      2.0x        25.1        50.2       37.7       Earthlink    1.5x        1.9x      0.7%
                                                                                            PSINet      3.3x        3.4x

Enhanced Services
-----------------
 Hosting - Shared         202.7    7.0x     11.0x      1,418.6     2,229.2    1,823.9      Navisite    12.0x       16.0x     32.6%
                                                                                            Globix      4.1x        5.8x
                                                                                            Exodus     10.8x       11.8x
                                                                                         Critical Path  8.6x       12.2x
                                                                                            PSINet      3.3x        3.4x

 Hosting - Dedicated     141.0     11.0x    15.0x      1,551.0     2,115.0    1,833.0        Digex     11.3x       17.8x     32.8%

 Collocation             100.5      6.0x    10.0x       603.0      1,005.0     804.0        Exodus     10.8x       11.8x     14.4%
                                                                                            Globix      4.1x        5.8x

 Telco Circuits/Other     56.3      3.0x     6.0x       169.0       338.0      253.5        PSINet      3.3x        3.4x      4.5%
                                                                                         DSL Providers  6.1x        7.6x

 Agilera.com (39%)      $30.0(2)    1.0x     2.0x        30.0        60.0       45.0                                          0.8%
                                                      ---------   ---------    ---------
                                    Firm Value        $4,323.1    $6,850.3     $5,586.7                                     100.0%
                                    Less: Net Debt     ($124.6)    ($124.6)     ($124.6)
                                                      ---------   ----------   ---------
                                    Equity Value      $4,447.8    $6,974.9     $5,711.3
                                    Shares Outst.       106.6       106.6        106.6
                                    Value per Share    $41.74      $65.46       $53.60
                                 ----------------------------------------------------------
                                 |  Implied Revenue Multiples                             |
                                 |  -------------------------                             |
                                 |  Internet Access     2.7x        5.5x         4.1x     |
                                 |  Enhanced Services   7.5x       11.4x         9.4x     |
                                 | Total                6.2x        9.8x         8.0x     |
                                 ----------------------------------------------------------
--------------------------------------------
(1) Himawari's Base Case estimates.
(2) Amount invested.

Valuation of Chaser
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis Summary Per Share Valuation

[GRAPH APPEARS HERE]

 . DCF values vary widely based on underlying projections
 . One Wall Street analyst (Wasserstein Perella) has extremely high projected growth
 . Chaser management has pointed towards these projections for guidance
 . Merrill Lynch has analyzed Himawari's Base Case with more moderate growth scenarios

E
q
u  $180.00
i
t  $160.00                   $161.02
y
   $140.00
V                          ____________
a  $120.00
l
u  $100.00                    $99.51
e                                                                    $80.52
    $80.00                                                         ----------
p                                                                  | $72.67 |
e   $60.00                                                         __________
r                                                                    $44.67
    $40.00
S           __________________________________________________________________________________ $33.28
h   $20.00                                                                                  Current Price
a                                                                                             (5/3/00)
r    $0.00  -------------------------------------------|-----------------------------------|
e                       Wasserstein Perella                      Himawari's Base Case
                                                    ------
                                                    |    | With Synergies/(2)/
                                                    ______
--------------------------------------------------------------------------------------------
                          9.0x - 11.0x 2009 EBITDA            9.0x - 11.0x 2009 EBITDA
Methodology                  Terminal Multiple,                  Terminal Multiple,
                             14.0% - 18.0% WACC                  14.0% - 18.0% WACC
--------------------------------------------------------------------------------------------
Implied Multiples:
  2000E Revenue/(1)/           25.2x - 40.9x                     11.1x - 18.3x
  2001E Revenue/(1)/           14.9x - 24.3x                      6.6x - 10.9x
-------------------------------------------------------------------------------------------

----------------
(1)  Based on Himawari's Base Case estimates.
(2) Midpoint of synergies calculated using 6.0x-8.0x EBITDA terminal multiple and 13.0%-17.0% WACC.

                                                                         A012255
Valuation of Chaser
--------------------------------------------------------------------------------
Summary of Projections
($ in Millions)

                                Wasserstein Perella         Himawari's Base Case
                               ---------------------       ---------------------
2000 Revenue                         $411.3                        $416.3
2001 Revenue                         $699.5                        $701.1
Peak EBITDA Margin                      32%                           32%

                                                                                         '00-'09
                                 1999P      2000P      2001P       2005P       2009P       CAGR
                                ------     ------     ------      -------     -------    --------
Internet Access
---------------
     Dedicated                  $ 96.3     $130.0     $175.5       $481.2      $923.9       24.3%
          year % growth                     35.0%      35.0%        24.0%       14.0%
     Dial-Up                      25.1       25.1       25.1         25.1        25.1        0.0%
          year % growth                      0.0%       0.0%         0.0%        0.0%

Enhanced Services
-----------------
     Total Enhanced Services    $136.9     $261.2     $500.5     $2,187.7    $5,576.4       40.5%
          year % growth                     90.8%      91.6%        33.6%       21.9%
                                ------     ------     ------     --------    --------
Total Revenue                   $258.3     $416.3     $701.1     $2,694.0    $6,525.4       35.8%
                                ======     ======     ======     ========    ========
          year % growth                     61.2%      68.4%        31.4%       20.6%

Revenue Contribution
     Dedicated Access            37.3%      31.2%      25.0%        17.9%       14.2%
     Dial-Up Access               9.7%       6.0%       3.6%         0.9%        0.4%
     Enhanced Services           53.0%      62.7%      71.4%        81.2%       85.5%
                                ------     ------     ------     --------    --------
     Total                      100.0%     100.0%     100.0%       100.0%      100.0%

Valuation of Chaser
--------------------------------------------------------------------------------
DCF Assumptions and Summary
($ in Millions, Except per Share Amounts)


Benchmarking Comparison of Growth Assumptions for Hosting and Enhanced Services
-------------------------------------------------------------------------------

                             Hosting Revenue (2000E)/(1)/     Growth ('00-'04)/(1)/     1Q Seq. Rev. Growth
                             ----------------------------     ---------------------     -------------------
Exodus                                   $752.7                       76.8%                     32%
Digex                                    140.2                        52.9%                     29%
Globix                                   100.2                        63.9%                     11%
                                                              ---------------------     -------------------
                                                              Mean:   64.5%                     24%
Chaser
   Himawari's Base Case                  261.2                        58.2%                     16%/(2)/


----------------------------
(1) Merrill Lynch Research.
(2) Hosting and enhanced services only.



[Merrill Lynch LOGO]                                                          16

Valuation of Chaser
--------------------------------------------------------------------------------
DCF Sensitivity Analysis

 .  DCF values most sensitive to changes in the WACC

----------------------------------------------------------------------
                                                        Per Share
                                                  Change in DCF Value
                                                  --------------------
            Sensitivity Analysis                  Himawari's Base Case
----------------------------------------------    --------------------
(+-)1% Revenue CAGR                                        $3.78
(+-)1% Peak EBITDA Margin                                  $1.76
(+-)1 Year Attaining Base Case                             $4.15
(+-)1.0x Terminal EBITDA Multiple                          $4.61
(+-)1.0% WACC                                              $4.85
+$75mm Annually in Incremental Capex ('01-'09)             $2.21
----------------------------------------------------------------------



[Merrill Lynch LOGO]                                                          17

Valuation of Chaser
--------------------------------------------------------------------------------
Chaser Discounted Cash Flow Analysis - Himawari's Base Case /(1)/
($ in Millions, Except per Share Amounts)

                 -------------   -------------------------   -------------------------
                       A       +             B             =             C
                 -------------   -------------------------   -------------------------
                                   PV of Terminal Value        Firm Value with 2009        Implied FCF Growth
                   PV or FCF      Multiple of 2009 EBITDA    EBITDA Terminal Multiple    of 2009 EBITDA Multiple
                  Cash Flows     -------------------------   -------------------------   -----------------------
 Discount Rate    (2000-2009)      9.0x   10.0x   11.0x        9.0x   10.0x   11.0x        9.0x   10.0x   11.0x
---------------  -------------   =========================   =========================   =======================
     14.0%         $1,216         $5,238  $5,820  $6,402      $6,455  $7,037  $7,619        7.8%   8.4%   8.9%
     15.0%          1,126          4,811   5,345   5,880       5,936   6,471   7,005        8.8%   9.4%   9.9%
     16.0%          1,042          4,421   4,912   5,404       5,463   5,954   6,446        9.7%  10.3%  10.8%
     17.0%            964          4,066   4,518   4,970       5,031   5,482   5,934       10.7%  11.3%  11.8%
     18.0%            892          3,742   4,158   4,574       4,635   5,051   5,467       11.6%  12.2%  12.7%
                                 -------------------------   -------------------------   -----------------------

                 -------------   -------------------------
                       D       =             E
                 -------------   -------------------------   Private Market Valuation     PV of Terminal Value
                 Net Debt/(2)/         Equity Value           Equity Value per Share         Over Firm Value
                                 -------------------------   -------------------------   -----------------------
 Discount Rate                     9.0x   10.0x   11.0x        9.0x   10.0x   11.0x        9.0x   10.0x  11.0x
---------------  -------------   =========================   =========================   =======================
     14.0%          ($125)        $6,579  $7,161  $7,743      $61.74  $67.21  $72.67       81.2%  82.7%  84.0%
     15.0%           (125)         6,061   6,595   7,130       56.88   61.90   66.91       81.0%  82.6%  83.9%
     16.0%           (125)         5,588   6,079   6,570       52.44   57.05   61.66       80.9%  82.5%  83.8%
     17.0%           (125)         5,155   5,607   6,059       48.38   52.62   56.86       80.8%  82.4%  83.7%
     18.0%           (125)         4,760   5,175   5,591       44.67   48.57   52.47       80.7%  82.3%  83.7%
                 -------------   -------------------------   -------------------------   -----------------------

---------------------------------------------------------------
(1)  Based on Himawari Base Case. DCF value as of 3/31/00.
(2)  Provided by Chaser as of 3/31/00.

Valuation of Chaser
--------------------------------------------------------------------------------
DCF Methodologies for Chaser


Company                                   Target Price      Methodology
------------------------------------      ------------      --------------------------------------------------------
Robert W. Baird & Co.                        $70.00         11.0x EBITDA; 16% WACC; 7 year model

Thomas Weisel Partners                       $77.00         DCF: 12.0x 2009 FCF Terminal Multiple and 14% WACC

Wasserstein Perella Securities, Inc.         $85.00         DCF: 9.0x 2008 EV/EBITDA Terminal Multiple and 15% WACC

Deutsche Banc Alex. Brown                    $90.00         13.0x 2008E EBITDA; 15% WACC

ING Barings (11/19/99)                       $53.00         5.0x FCF; 15% WACC; terminal year not disclosed

Lazard Freres (12/13/99)                     $63.00         6% perpetual growth rate in FCF; 12% WACC

H&Q (11/30/99)                                 NA           30.0x 2005E cash flow; 15-20% WACC

--------------------------------------------------------------------------------
Merrill Lynch Observations
--------------------------
 .  WACC analysis of peer group indicates 17% - 20% range
 .  Perpetual free cash flow growth of 9-11% implies 9-12x EBITDA multiple
   +  Aggressive but reasonable
   +  Business relatively mature by 2009
   +  Implies 3% inflation rate, 6-8% real growth
   +  Current trading multiples of mature telcos range from 7.0x - 9.0x
      2000E EBITDA
--------------------------------------------------------------------------------


[Merrill Lynch LOGO]                                                          19

Valuation of Chaser
--------------------------------------------------------------------------------
Summary Analyst Price Targets

                                             Publication                                            Price at Time
                     Firm                       Date          Recommendation      Price Target        of Report
     ------------------------------------    -----------    -----------------     ------------      -------------
     Lehman Brothers                           5/1/00              Buy               $88.00             $37.56
     CIBC World Markets                        5/1/00              Buy                90.00              37.56
     PaineWebber, Inc.                         5/1/00          Attractive             75.00              37.56
     Robert W. Baird & Co.                    4/28/00              Buy                70.00              29.00
     Credit Suisse First Boston               4/28/00       Market Outperform         95.00              29.00
     Deutsche Banc Alex. Brown                4/28/00          Strong Buy             90.00              29.00
     Morgan Stanley Dean Witter               4/28/00          Outperform             66.00              29,00
     Wasserstein Perella Securities, Inc.     4/28/00          Strong Buy             85.00              29.00
     Donaldson, Lufkin & Jenrette             4/28/00              Buy                80.00              29,00
     Pacific Crest                            4/28/00          Strong Buy            100.00              29.00
     First Albany                             4/28/00          Strong Buy             60.00              29.00
     First Union                              4/28/00          Top Rating             85.00              29.00
     Hibernia Southcoast                      4/28/00          Strong Buy             55.00              29.00
     Janney Montgomery Scott                  4/27/00          Accumulate             86.00              26.44
     Thomas Weisel Partners                   4/27/00          Strong Buy             77.00              26.44
     Salomon Smith Barney                     4/27/00              Buy                85.00              26.44
                                                        ---------------------------------------
                                                        Range                  $55.00 - $100.00
                                                        ---------------------------------------

Valuation of Chaser
--------------------------------------------------------------------------------
Comparable Transactions Analysis

                       2.9x             3.1x           5.6x             5.6x            6.0x             6.2x            6.3x

Tax Acquirer:          DIGEX           PSINet          Ebone          Earthlink        TABNet        Voyager.net       Earthlink
                    Intermedia         Matamor          GTS           Mindspring        Verio          CoreComm          Sprint


Date Announced:       6/5/97           3/22/00         5/14/98         9/23/99         7/7/98         3/13/00           2/11/98


                       6.4x             9.1x            9.6x             9.9x            10.9x          28.6x            62.1x

Tax Acquirer:          Verio         Concentric       Netscape          UUNet         SplitRock         IXNet            AboveNet
                        NTT           NEXTLINK           AOL             MFS          McLeodUSA         Global             MFN
                                                                                                        Crossing

Date Announced:       4/8/98           1/10/00       11/24/98          4/29/96          1/7/00          2/22/00           6/23/99

                                                                                                          MCLD/
                                                                                        NXLK/             Split
                               High          Low          Mean/(2)/     Median       Concentric            Rock
                               ----          ---          ---------     ------       ----------           -----
Metric/(1)/                    62.1x         2.9x            6.8x         6.4x           9.1x              10.9x
Implied Share Value          $243.79       $12.50          $27.74       $26.17         $36.72             $43.75

                       N/A               N/A              1.3x          2.5x           3.1x            3.2x               4.0x

Tax Acquirer:         Ebone            TABNet            DIGEX         PSINet          Verio         Earthlink          Earthlink
                       GTS              Verio         Intermedia       Matamor          NTT          Mindspring           Sprint

Date Announced:       5/14/98          7/7/98           6/5/97         3/22/00         4/8/98         9/23/99            2/11/98

                       4.2x            5.4x              5.6x           5.8x            6.6x           18.7x              20.8x

Tax Acquirer:       Voyager.net     Concentric          UUNet         Netscape       SplitRock         IXNet             AboveNet
                     CoreComm        NEXTLINK            MFS             AOL         McLeodUSA        Global               MFN
                                                                                                      Crossing
Date Announced:       3/13/00         1/10/00          4/29/96        11/24/98         1/7/00         2/22/00            6/23/99

                                                                                                           MCLD/
                                                                                        NXLK/              Split
                               High          Low          Mean/(2)/      Median       Concentric            Rock
                               ----          ---          ---------      ------       ----------           -----
Metric/(1)/                     20.8x         1.3x            4.2x         4.8x           5.4x               6.6x
Implied Share Value           $138.02        $9.72          $28.80       $32.75         $36.70             $44.59

-------------
(1) Based on Himawari's Base Case 2000 and 2001 revenue estimates.
(2) Excludes IXNet/Global Crossing and AboveNet/MFN.

Valuation of Chaser
--------------------------------------------------------------------------------
Premiums Paid in Selected Comparable M&A Transactions
($ in Billions)

                                                                                                        Premium to Price
                                                                                                ---------------------------------
Announcement                                                                  Est Transaction   One Month    One Week     One Day
        Date              Acquirer                         Target                   Size          Prior        Prior       Prior
------------    --------------------------------  --------------------------  ---------------   ---------    --------     -------
     3/22/00    PSINet                            Metamor                           $1.9         167.9%       163.7%       138.9%
     3/13/00    CoreComm                          Voyager.net                       $0.6          30.6%        37.9%        42.2%
     2/29/00    Telecorp                          Tritel                            $5.3          63.9%        66.5%        39.2%
     2/23/00    Global Crossing                   IXNet                             $3.6          12.7%        19.3%        36.3%
     2/22/00    SBC Commun.                       Sterling Commerce                 $3.6          40.2%        36.7%        58.0%
     2/15/00    BCE                               Teleglobe                         $6.7           5.6%         3.4%        28.8%
     1/10/00    NEXTLINK                          Concentric                         2.9          63.3%        46.0%        50.0%
      1/7/00    McLeod USA                        SplitRock Services                 2.1          64.3%        53.5%        37.9%
     10/5/99    MCI WorldCom                      Sprint                           127.1          55.0%        31.4%        20.1%
     7/21/99    Cincinati Bell                    IXC Communications                 3.1          27.1%        32.4%        36.3%
     7/15/99    Qwest                             U S West                          40.5          26.2%        25.6%        10.8%
     6/23/99    Voicestream                       Omnipoint                          4.7          90.3%        77.8%        54.2%
     6/23/99    Metromedia Fiber Network Inc.     AboveNet Communications Inc.       1.6          47.7%        94.9%        35.9%
     4/22/99    AT&T                              MediaOne                          62.1          53.3%        41.1%        39.9%
     3/17/99    Global Crossing Ltd.              Frontier Corp.                    12.5          79.1%        70.7%        61.0%
     1/15/99    Vodafone                          Airtouch                          62.1          58.6%        56.3%        56.9%
    12/18/98    ALLTEL Corp.                      Aliant Commun.                     1.6          33.0%        26.0%        27.0%
     10/5/98    AT&T                              Vanguard Cellular                  1.5          22.0%        24.0%        18.0%
      7/2/98    Welsh, Carson, Anderson & Stowe   Centennial Cell. Corp.             1.2          25.3%        24.5%        24.9%
     6/24/98    AT&T                              TCI                               42.7          61.0%        61.0%        44.0%
     6/14/98    Teleglobe                         Excel                              3.7           2.0%        -6.0%       -17.0%
     5/11/98    SBC Common.                       Ameritech Corp.                   69.1          21.0%        26.0%        27.0%
     4/15/98    Fonorola                          Call-Net                           1.2          25.5%        30.4%        30.1%
     3/16/98    ALLTEL Corp.                      360 Communications                 6.0          50.0%        30.0%        15.0%
      3/9/98    Prime Cellular                    American Cellular                  0.8          12.1%        12.0%        13.0%
      3/9/98    Qwest Commun.                     LCI Int'l Inc.                     4.4          55.0%        24.0%        22.0%
      1/9/98    AT&T                              Teleport Commun.                  12.9           2.0%         7.0%         9.0%
      1/5/98    SBC Common.                       Southern N.E. Tel.                 5.8          43.0%        36.0%        33.0%
    11/28/97    Teleport Communications           ACC Corp.                          1.0          27.1%        42.0%        43.5%
    11/10/97    WorldCom                          MCI                               41.9          58.0%        64.0%        65.0%
     10/1/97    WorldCom                          Brooks Fiber                       2.5          84.0%        58.0%        36.0%
      6/6/97    Excel Communications              Telco Communications Group         1.2          23.1%        23.6%        22.0%
     8/23/96    WorldCom                          MFS                               14.0          87.0%        60.0%        59.0%
      4/l/96    SBC Commun.                       Pacific Telesis                   22.4          37.0%        42.0%        39.0%
                                                  -------------------------------------------------------------------------------
                                                  Maximum                         $127.1         167.9%       163.7%       138.9%
                                                  Mean                              16.9          45.7%        42.5%        37.0%
                                                  Median                             4.1          41.6%        36.4%        36.2%
                                                  Minimum                            0.6           2.0%        -6.0%       -17.0%
                                                  -------------------------------------------------------------------------------

                                                  -------------------------------------------------------------------------------
                                       Implied    Maximum                                       $113.19       $76.47       $79.73
                                  Chaser Price    Mean                                            61.56        41.31        45.71
                                                  Median                                          59.83        39.54        45.44
                                                  Minimum                                         43.10        27.26        27.70
                                                  -------------------------------------------------------------------------------

================================================================================


                            Assessment of Synergies


================================================================================

Assessment of Synergies
--------------------------------------------------------------------------------
Synergy Analysis(1)


                           $ in Millions

                            [BAR GRAPH]

 $35.4         $83.1        $139.3        $203.1        $219.7

2001(3)        2002          2003          2004          2005



                                     $ in Millions

                                      [BAR GRAPH]

               $189.0      $111.2       $142.3      $394.7      $837.2

Implied
Per Share
Value(4):      $1.77        $1.04        $1.33      $3.70       $7.86


 . IP Sales to Asia   . End-to-End VPN   . Existing Chaser Customers
 . e-Commerce         . Cumulative
-------------
(1) Source: Himawari

(2) Terminal EBITDA multiple of 7.0x and discount rate of 15.0%. Discounted to 3/31/00.

(3) Does not reflect estimated transaction expenses.

(4) Midpoint of Synergy PV values.

Assessment of Synergies
================================================================================
Potential Synergies Benchmark Analysis
($ in Billions, Except Per Share Data)

Chaser Synergy Value Range:                      $0.7 - $1.1
                                                                 Aggregate
Aggregrate Premium to Market for Chaser /(1)/:    Offer Price    Premium
                                                  -----------    ----------
                                                      $45           $1.2
                                                      $55           $2.3
                                                      $65           $3.4

                             [GRAPH APPEARS HERE]

$0.6  $0.7    $0.9  $0.8  $1.0 $1.0  $0.8 [$ ]  $1.5 $3.1  $2.4 $0.6  $6.0 $0.0
ALLTEL/       WorldCom/   NEXTLINK/  Himawari/  Global     Qwest/      Bell
360 (degrees)  Brooks     Concentric   Chaser   Crossing/   LCI       Atlantic/
Comm.           Fiber                           Frontier               NYNEX

$6.6 $0.6     $7.0  $3.7   $9.0 $4.7   $10.5 $7.3   $10.5 $13.2   $13.5 $0.0
AT&T/            SBC/      WorldCom/     AT&T/       SBC/            Bell
Teleport        Pactel      MFS          TCI         AIT           Atlantic/
                                                                     GTE

$14.2 $12.0    $15.2 $6.0     $19.5 $18.9    $28.5 $14.1
AT&T/            Qwest/           MCI        WorldCom/
Media One       U S West        WorldCom/       MCI
                                Sprint

 . PV of Synergies       . Premium Paid


PV as % of
Combined
Firm Value  9.7%  2.2%  5.1%  0.3%  4.2%  17.5%  8.9%  5.6%  11.9%  36.0%  6.2%
            6.2%  8.1%  5.0% 20.4%  7.3% 41.7%

PV as % of
Target
Firm Value 11.3% 37.5% 54.7% 24.4% 12.0%  52.2% 18.1% 58.0%  34.8%  95.3% 31.2%
           18.5% 18.0% 29.1% 33.1% 18.1% 105.5%

First Yr. Pre-Tax
Synergies
($mm)       $80  $80  $40  $35  $83  $30  $600  $1,000  $300  $460  $1,000  $630
            $800  $2,188  $180  $1,900  $2,450


-------------------------
(1) Based on stock price of $33.38 as of 5/3/00.

================================================================================


                              Impact on Himawari


================================================================================

Impact on Himawari
--------------------------------------------------------------------------------
Side-by-Side Financial and Trading Analysis
($ in Millions, Except per Share Amounts)

        -----------------------------------------------------------------
                                         Himawari/(1)/        Chaser/(2)/
                                       ---------------        -----------
        Share Price (5/3/00)           $13,063.48/(3)/           $33.38
        Market Value/(4)/              $207,225.9              $3,556.3
        Net Debt                         42,616.0               (124.6)
                                       ----------              --------
        Market Capitalization          $249,841.9              $3,431.7
                                       ==========              ========
        Market Value/Net Income
             2000E                          84.3x                    NM
             2001E                          54.8x                    NM

        Market Cap./EBITDA
             2000E                           6.7x                    NM
             2001E                           6.3x                 53.3x
        Market Cap./Revenue
             2000E                           4.2x                  8.2x
             2001E                           4.1x                  4.9x
        Financial Statistics:
        ---------------------
        Revenue:
             2000E                      $58,877.6                $416.3
             2001E                       61,453.5                 701.1
        2000E-2004E Revenue CAGR             2.8%                 49.0%
        2000E EBITDA                    $37,019.8                  $2.5
        -----------------------------------------------------------------

----------------------------------------
(1)  Based on Merrill Lynch research.
(2)  Chaser projections based on Himawari Base Case.
(3)  Based on exchange rate of 108.7 Yen/$.
(4)  Based on fully diluted shares, including conversion of convertible debt.

Impact on Himawari
--------------------------------------------------------------------------------
Accretion/Dilution Analysis
($ in Millions, Except per Share Data)

--------------------------------------------------------------------------------
In 2001, for Himawari's share price to remain at current trading levels, analysts would have to believe growth accelerates and reward Himawari with the following higher multiples.

                                        Breakeven
                            Current      Multiple
                           ---------   -----------
 .   At $55 offer price,
      P/E multiple:          54.8x        67.0x
      EBITDA multiple:       6.34x        6.46x

 .   At $60 offer price,
      P/E multiple:          54.8x        68.0x
      EBITDA multiple:       6.34x        6.47x

 .   At $65 offer price,
      P/E multiple:          54.8x        69.0x
      EBITDA multiple:       6.34x        6.48x

--------------------------------------------------------------------------------

                                                                                                            00-'05
                                      2000E/(1)/  2001E      2002E      2003E      2004E      2005E          CAGR
                                      -----------------------------------------------------------------    ---------
Standalone Himawari Net Income/(2)/    $2,458.9   $3,784.0   $5,094.8   $5,707.1   $6,290.7   $6,826.5       22.7%
Fully Diluted Shares Outstanding (mm)      15.9       15.9       15.9       15.9       15.9       15.9

-------------------------------------------------------------------------------------------------------
Fully Diluted Recurring EPS            $ 155.01   $ 238.54   $ 321.17   $ 359.77   $ 396.56   $ 430.34       22.7%
-------------------------------------------------------------------------------------------------------
Current P/E                                84.3x      54.8x      40.7x      36.3x      32.9x      30.4x

Himawari EBITDA Multiple                   6.75x      6.34x      6.05x      6.02x      5.81x      5.74x

Chaser Net Income/(3)/                 $ (295.6)  $ (290.5)  $ (159.3)  $  (26.6)  $  225.5   $  511.3         NM

$55/Share Offer Price
---------------------
Adjustments                              (431.0)    (402.4)    (368.7)    (330.4)    (320.5)    (317.3)
Pro Forma Himawari Net Income          $1,732.2   $3,091.1   $4,566.7   $5,350.1   $6,195.7   $7,020.5       32.3%

-------------------------------------------------------------------------------------------------------
Pro Forma EPS                          $ 109.20   $ 194.86   $ 287.89   $ 337.27   $ 390.58   $ 442.57       32.3%
Accretion/(Dilution)                   $ (45.81)  $ (43.68)  $ (33.29)  $ (22.50)  $  (5.99)  $  12.23
Accretion/(Dilution)                      (29.6)%    (18.3)%    (10.4)%     (6.3)%     (1.5)%      2.8%
Pre-Tax Synergies to Breakeven         $1,397.4   $1,332.4   $1,015.4   $  686.5   $  182.6   $    0.0
Breakeven P/E Multiple                    119.6x      67.0x      45.4x      38.7x      33.4x      29.5x
Breakeven EBITDA Multiple                  6.89x      6.46x      6.13x      6.07x      5.83x      5.73x
-------------------------------------------------------------------------------------------------------

$60/Share Offer Price
---------------------
Adjustments                              (474.6)    (446.0)    (412.3)    (374.0)    (364.0)    (360.8)
Pro Forma Himawari Net Income          $1,688.7   $3,047.6   $4,523.2   $5,306.6   $6,152.2   $6,977.0       32.8%

-------------------------------------------------------------------------------------------------------
Pro Forma EPS                          $ 106.46   $ 192.12   $ 285.14   $ 334.52   $ 387.83   $ 439.83       32.8%
Accretion/(Dilution)                   $ (48.55)  $ (46.42)  $ (36.03)  $ (25.25)  $  (8.73)  $   9.48
Accretion/(Dilution)                      (31.3)%    (19.5)%    (11.2)%     (7.0)%     (2.2)%      2.2%
Pre-Tax Synergies to Breakeven         $1,481.1   $1,416.2   $1,099.2   $  770.2   $  266.4   $    0.0
Breakeven P/E Multiple                    122.7x      68.0x      45.8x      39.1x      33.7x      29.7x
Breakeven EBITDA Multiple                  6.90x      6.47x      6.15x      6.08x      5.84x      5.74x
-------------------------------------------------------------------------------------------------------

$65/Share Offer Price
---------------------
Adjustments                              (518.1)    (489.5)    (455.8)    (417.5)    (407.6)    (404.4)
Pro Forma Himawari Net Income          $1,645.2   $3,004.0   $4,479.7   $5,263.0   $6,108.7   $6,933.4       33.3%

-------------------------------------------------------------------------------------------------------
Pro Forma EPS                          $ 103.71   $ 189.37   $ 282.40   $ 331.78   $ 385.09   $ 437.08       33.3%
Accretion/(Dilution)                   $ (51.30)  $ (49.17)  $ (38.78)  $ (27.99)  $ (11.48)     $6.74
Accretion/(Dilution)                      (33.1)%    (20.6)%    (12.1)%     (7.8)%     (2.9)%      1.6%
Pre-Tax Synergies to Breakeven         $1,564.9   $1,499.9   $1,182.9   $  854.0   $  350.1   $    0.0
Breakeven P/E Multiple                    126.0x      69.0x      46.3x      39.4x      33.9x      29.9x
Breakeven EBITDA Multiple                  6.92x      6.48x      6.16x      6.09x      5.85x      5.75x
-------------------------------------------------------------------------------------------------------

(1) Represents Himawari's FY2000 which is March 31, 2001 and Chaser FY2000 which is December 31, 2000.
(2)  Merrill Lynch research estimates.
(3)  Deutsche Bank research estimates dated March 16, 2000.

================================================================================


                          Assessment of Other Bidder


================================================================================

Assessment of Other Bidder
--------------------------------------------------------------------------------
Assessment of Aspire

     . Recent stock price strength increases likelihood it will compete aggressively for Chaser

        - Improvement in equity capital market over past several days has recharged Aspire currency

        -  Aspire analyst meeting on May 3rd received well by Wall Street

        -  Implied offer price based on earlier 0.802x exchange rate is

           - As of 5/3/00: $60.95

           - 1-Week Avg.: $57.83

           - 1-Month Avg.: $53.80

     .  Ability to pay affected by several factors:

        -  Significant value creation through cost and revenue synergies

        - Aspire's need to acquire data capabilities and skills immediately, rather than develop them organically

        -  Dwindling number of players that provide scale and scope

     .  Chaser represents critical acquisition for Aspire

        -  Ability to leverage existing network

        -  Complementary customer base

        -  Significantly enhanced ability to provide bundled service package

        -  Acquire large direct and indirect salesforce and channels

     . Based on NEXTLINK/Concentric transaction, Aspire could generate synergies with NPV of $1.3 - $1.9 billion or $12 - $18 per Chaser share

Assessment of Other Bidder
-------------------------------------------------------------------------------
Chaser/Aspire Historical Exchange Ratio (5/3/99 - 5/3/00)


                                              Implied Chaser
                               Ex. Ratio      Offer Price/(2)/
                               ---------      ----------------
Current/(1)/                     0.439x           $33.38
1-Week                           0.447x            33.98
1-Month                          0.477x            36.23
3-Month                          0.619x            47.01
6-Month                          0.730x            55.45
Max                              1.174x            89.22
Min                              0.358x            27.22
Mean                             0.852x            64.72
Offer                            0.802x            60.95
At time of offer (3/31)          0.559x            42.48

                                                                  Original Offer
                                                                   of 0.802x

Historical Exchange Ratio

                                 [Line Chart]


----------------
(1) As of 5/3/00.
(2) Based on Aspire closing price of $76.00 on 5/3/00.

Assessment of Other Bidder
--------------------------------------------------------------------------------

                        Aspire
                     Stock Price
                     -----------
     Current           $ 76.00
     52-Week High       105.75
     52-Week Low         22.83
     1-Week Avg.         72.10
     1-Month Avg.        67.19

                                                                  Exchange Ratio
                                  -------------------------------------------------------------------------------
                                  0.6500x     0.7000x     0.7500x     0.8020x     0.8500x     0.9000x     0.9500x
                                  -------------------------------------------------------------------------------
Implied Offer Price              $ 49.40     $ 53.20     $ 57.00     $ 60.95     $ 64.60     $ 68.40     $ 72.20

New Issued Aspire Shares           69.26       74.59       79.92       85.46       90.57       95.90      101.23
Pro Forma Shares Outstanding      164.65      169.98      175.31      180.85      185.96      191.29      196.62

Ownership
--------------------
Aspire Shareholders                 57.9%       56.1%       54.4%       52.7%       51.3%       49.9%       48.5%
Chaser Shareholders                 42.1%       43.9%       45.6%       47.3%       48.7%       50.1%       51.5%


                                                                   Implied Offer Price @ Ex. Ratio of
                                                       ---------------------------------------------------------------
                       Premium/(Disc.)     Aspire
                      to Current Price   Stock Price   0.6500x  0.7000x  0.7500x  0.8020x  0.8500x   0.9000x  0.9500x
                      ------------------------------------------------------------------------------------------------
                           40.0%           $106.40     $69.16    $74.48  $79.80   $85.33   $90.44    $95.76   $101.08
                           30.0%             98.80      64.22     69.16   74.10    79.24    83.98     88.92     93.86
                           20.0%             91.20      59.28     63.84   68.40    73.14    77.52     82.08     86.64
                           10.0%             83.60      54.34     58.52   62.70    67.05    71.06     75.24     79.42
----------------------------------------------------------------------------------------------------------------------
Current Share Price         0.0%             76.00      49.40     53.20   57.00    60.95    64.60     68.40     72.20
----------------------------------------------------------------------------------------------------------------------
                          -10.0%             68.40      44.46     47.88   51.30    54.86    58.14     61.56     64.98
                          -20.0%             60.80      39.52     42.56   45.60    48.76    51.68     54.72     57.76
                          -30.0%             53.20      34.58     37.24   39.90    42.67    45.22     47.88     50.54
                          -40.0%             45.60      29.64     31.92   34.20    36.57    38.76     41.04     43.32
----------------------------------------------------------------------------------------------------------------------